UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 7, 2021

LendingClub Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-36771

Delaware	51-0605731
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

595 Market Street, Suite 200,
San Francisco,	CA	94105
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: 415 632-5600
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	LC	New York Stock Exchange

Item 7.01	Regulation FD Disclosure

As previously disclosed, on February 18, 2020, LendingClub Corporation (“LendingClub”) and Radius Bancorp, Inc. (“Radius”) entered into an Agreement and Plan of Merger, by and among LendingClub, a wholly owned-subsidiary of LendingClub and Radius, pursuant to which LendingClub agreed to acquire Radius and thereby acquire its wholly-owned subsidiary, Radius Bank (the “Merger”). On February 1, 2021, the Merger was completed and thereby LendingClub acquired Radius and Radius Bank (the “Acquisition”).

Since completing the Acquisition, LendingClub’s financial statements are being presented pursuant to the requirements for bank holding companies under Article 9 of the Securities and Exchange Commission's Regulation S-X (“Article 9”). Included as Exhibit 99.1 to this Form 8-K are the following pre-Acquisition consolidated financial statements of LendingClub (collectively, the "Financial Statements"), reclassified to reflect the presentation requirements under Article 9:
•LendingClub’s condensed consolidated statement of operations and statement of cash flows for the three month period ended March 31, 2020;
•LendingClub's condensed consolidated statement of operations for the three and six month periods ended June 30, 2020, and statement of cash flows for the six month period ended June 30, 2020;
•LendingClub's condensed consolidated statement of operations for the three and nine month periods ended September 30, 2020, and statement of cash flows for the nine month period ended September 30, 2020; and
•LendingClub's consolidated balance sheet as of December 31, 2019 and December 31, 2020, and statement of operations and statement of cash flows for the years ended December 31, 2019 and December 31, 2020.

LendingClub believes that the Financial Statements may assist investors in evaluating the financial performance of LendingClub.

The Financial Statements should be read in conjunction with (i) the audited consolidated financial statements, accompanying notes and management’s discussion and analysis of financial condition and results of operations included in LendingClub’s Annual Reports on Form 10-K as of and for the years ended December 31, 2019 and December 31, 2020, and (ii) the unaudited condensed consolidated financial statements, the accompanying notes and management’s discussion and analysis of financial condition and results of operations included in LendingClub’s Quarterly Reports on Form 10-Q as of and for the periods ended March 31, 2020, June 30, 2020 and September 30, 2020.

The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit Number	Exhibit Title or Description
99.1
Consolidated financial statements of LendingClub Corporation for the three month period ended March 31, 2020, for the three and six month periods ended June 30, 2020, for the three and nine month periods ended September 30, 2020, and as of and for the years ended December 31, 2019 and December 31, 2020.

104	Cover Page Interactive Data File (Cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation
Date:	July 7, 2021	By:	/s/ Thomas W. Casey
Thomas W. Casey
Chief Financial Officer
(duly authorized officer)